UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 21, 2005

Horizon Bancorporation, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-71773	65-0840565

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 53rd Avenue East, Bradenton, Florida	34203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (941) 753-2265

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On July 21, 2005, the Registrant issued a press release reporting earnings results for the fiscal quarter ended June 30,  2005.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated July 21, 2005 reporting earnings results for the fiscal quarter ended June 30, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON BANCORPORATION
(Registrant)

Date July 21, 2005	/s/ CHARLES S. CONOLEY

Charles S. Conoley
President and Chief Executive Officer